DIGITAL COURIER TECHNOLOGIES, INC.
                           136 Heber Avenue, Suite 204
                                   PO Box 8000
                              Park City, Utah 84060


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 12, 2000


TO THE STOCKHOLDERS:


         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Courier Technologies, Inc. (the "Company"), which will be held at the Company's offices at 1499 Gulf to Bay Boulevard, Clearwater, Florida on Wednesday, January 12, 2000, at 10:00 a.m. Eastern time, to consider and act upon the following matters;

         1.       The election of directors;

         2.       To approve the Company's Second Amended and Restated Incentive
                  Plan;

         3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a change in the name of the Company to Digital Commerce Technologies, Inc.

         4. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending June 30, 2000; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

         Only holders of record of Common Stock of the Company at the close of business on December 3, 1999 will be entitled to notice of and to vote at the Annual Meeting and any adjournments of the Annual Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       By Order of the Board of Directors



                       James A. Egide
                       Chairman of the Board

                       DIGITAL COURIER TECHNOLOGIES, INC.
                       ----------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 12, 2000


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Digital Courier Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Company's offices at 1499 Gulf to Bay Boulevard, Clearwater, Florida, on Wednesday, January 12, 2000, at 10:00 a.m. Eastern time. Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as specified by the stockholder, or, if no vote is indicated, the proxy will be voted in favor of the proposals described in this Proxy Statement. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

         The cost of the Annual Meeting, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company also requests banks, brokers and others who hold Common Stock of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners and shall reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

         The Company's principal executive offices are located at 136 Heber Avenue, Suite 204, P.O. Box 8000, Park City, Utah 84060. This Proxy Statement and the accompanying Proxy were mailed to stockholders on or about December 9, 1999.


                        VOTING RIGHTS AND VOTES REQUIRED

         The close of business on December 3, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, the Company had outstanding 35,208,890 shares of common stock, par value $0.0001 per share (the "Common Stock"), the only outstanding voting security of the Company. As of the record date, the Company had approximately 731 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

         One-third of the outstanding shares of Common Stock entitled to vote at the Meeting must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.

         All shares represented by the accompanying proxy, if the proxy is properly executed and returned, will be voted as specified by the stockholder, or, if no vote is indicated, the proxy will be voted FOR the nominees for director, FOR the approval of the Company's Second Amended and Restated Incentive Plan, FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, and FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company. As to any other matter of business which may properly be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment and discretion of the person or persons voting the same, although management does not presently know of any such other matter of business. Votes withheld by nominee recordholders who did not receive specific instructions from the beneficial owners of shares will not be treated as votes cast or as shares present or represented and will reduce the absolute number (although not the percentage) of affirmative votes needed for approval.

         In the election of directors, the seven candidates receiving the highest number of votes at the Annual Meeting will be elected as directors. Approval of the amendment to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Company's issued and outstanding shares of Common Stock. In order to approve the amendment to the Company's Amended and Restated Incentive Plan, and for ratification of the selection of Arthur Andersen LLP as independent public accountants of the Company, the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and properly voting at the Annual Meeting will be required.

         In the event that the votes necessary to approve any of the foregoing proposals have not been obtained by the date of the Annual Meeting or a quorum is not present at the Meeting, the Chairman of the Meeting may, in his discretion, adjourn the Annual Meeting from time to time to permit the solicitation of additional proxies by the Board of Directors.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The stockholders are being asked to elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The proxies will be voted in favor of the nominees unless otherwise specifically instructed. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate.

         The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected directors; votes withheld and broker non-votes have no legal effect.

         The following table sets forth certain information with respect to each director, nominee and executive officer of the Company as of November 30, 1999:


            Name                     Age              Position
            ----                     ---              --------
       James A. Egide*               65      Chairman, Chief Executive Officer and nominee
       Don Marshall                  40      Director, President and nominee
       Mitchell L. Edwards           41      Executive Vice President, Chief Financial Officer
       Glen Hartman*                 42      Director and nominee
       Kenneth M. Woolley*           52      Director and nominee
       Thomas Tesmer                 53      Director and nominee
       David Hicks                   31      Director and nominee
       Kenneth Nagel                 52      Director and nominee

                  *Serves on compensation and audit committees.

         Nominees. The following individuals have been nominated by the Board of Directors of the Company to stand for election at the Annual Meeting:

James A.. Egide:  Director and Chairman

         Mr. Egide was  appointed as a Director of the Company in January  1995,
Chairman in September 1997 and Chief Executive Officer in March 1999. Since 1990, Mr. Egide has primarily been involved in managing his personal investments, including multiple international and national business enterprises. In 1978 he co-founded Carme, a public company, and served as CEO and Chairman of the Board until 1989 when it was sold. From 1976 until 1980, Mr. Egide's primary occupation was President and Director of Five Star Industries, Inc., a California corporation which was a general contractor and real estate developer. His principal responsibilities were land acquisition, lease negotiations and financing.

Don Marshall:  Director and President

         Mr. Marshall has been President since July 1999 and a director since October 1999. For the past five years he has been developing software and business solutions for DataBank International, the company he created in St.Kitts, which we recently acquired. He is a professional engineer with a doctoral education in the field of instrumentation and control. Mr. Marshall is also one of the owners of Caribe Yachts, a privately owned yacht construction company in St.Kitts. He is managing director of DataBank as well as sitting on the Board of Directors of Caribe Yachts Ltd.

Kenneth M. Woolley: Director

         Mr. Woolley has been a founder and director of several companies. Mr. Woolley served on the Board of Directors of Megahertz Holding Corporation, the leading manufacturer of fax/modems for laptop and notebook computers until February 1995. Prior to the merger of Megahertz and VyStar Group, Inc. in June 1993, Mr. Woolley had served as President of the parent company. Since 1979, Mr. Woolley has been a principal in Extra Space Management, Inc. and Extra Space Storage, privately held companies engaged in the ownership and management of mini-storage facilities. Since 1989, Mr. Woolley has been a partner in D.K.S. Associates, and since 1990 a director and executive officer of Realty Management, Inc., privately held companies engaged in the ownership and management of apartments, primarily in Las Vegas, Nevada. Mr. Woolley is a director of Cirque Corporation. Mr. Woolley also serves as an associate professor of business management at Brigham Young University. Mr. Woolley holds a B.A. in Physics from Brigham Young University, an M.B.A. and a Ph.D. in Business Administration from the Stanford University Graduate School of
Business. Mr. Woolley is available to the Company on a part-time, as needed basis.


Glen Hartman:  Director

         Mr. Hartman has been a director of the Company since July 1998. Mr. Hartman is the founder, principal and a member of the board of directors of Cosine Communications, Inc. since 1996. Mr. Hartman is also the founding general partner of Falcon Capital, LLC, a private equity investment company, specializing in technology companies since 1995. From 1992 to 1995 Mr. Hartman served as CEO and Chairman of Apex Data, a computer peripherals manufacturing company. Mr. Hartman holds a B.A. in Economics from UCLA.

Tom Tesmer:  Chief Technology Officer and Director

         Mr. Tesmer has been Chief Technology Officer since July 1999 and a director since October 1999. He is also the President of Access Services, a company that he founded in August, 1997, and which Digital Courier acquired in

April, 1999. Mr. Tesmer has over 25 years of senior management experience in the electronic funds transfer data processing business, all within the on-line and batch processing services environments. From 1993-1997 he worked for Southeast Switch, Inc. as Vice President and Director, POS Technologies Division

David Hicks:  Director

         Mr. Hicks has been a director of the Company since October 1999. He studied business management in the United Kingdom before coming to the Caribbean five years ago. Mr. Hicks is a Director of Caribe Yachts, a privately owned yacht construction company in St. Kitts and a Director of DataBank. He brings to DataBank his experience in dealing with international and European banks.

Kenneth Nagel:  Director

         Mr. Nagel is the President of Secure-Bank.com, a company that he co-founded in 1997, and which Digital Courier acquired in June, 1999. For the past more than 10 years, Mr. Nagel has been developing software and business solutions for the company he co-founded. In October, 1999 he was appointed as a Director of the Company. Mr. Nagel has been employed in the payment processing industry since 1980.

         Meetings. The Board of Directors held eight meetings in fiscal 1999. The Board of Directors has appointed a Compensation Committee consisting of Mr. Egide, Mr. Woolley and Mr. Hartman. The Compensation Committee, which is responsible for reviewing and recommending the approval to the Board of Directors of compensation of the officers of the Company, met two times during fiscal 1999. The Audit Committee, comprised of Mr. Egide, Mr. Woolley and Mr. Hartman, is responsible for periodically reviewing the financial condition and the results of audits of the Company with its independent public accountants. The Audit Committee met one time in fiscal 1999.

         Non-employee directors are reimbursed their out-of-pocket expenses for attending Board and Committee meetings.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding Common Stock of the Company beneficially owned as of November 30, 1999 by: (i) each person known by the Company to beneficially own 5% or more of the outstanding Common Stock,
(ii) each director and director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all officers and directors as a group. As of November 30, 1999, there were 35,161,361 shares of Common Stock outstanding and 360 shares of Preferred Stock outstanding.


                                                    Amount of        Percentage
              Names and Addresses of                 Common          of Voting
              Principal Stockholders                 Shares*         Securities
              ----------------------                 -------         ----------

   L. H. Trust                                       995,296             2.83%
   Castletown, Isle of Man

   Brown Simpson Strategic Growth Fund, Ltd.       1,183,657 (1)         3.32%
   152 West 57th Street
   New York, New York  10019

                                                    Amount of        Percentage
          Names and Addresses of                     Common          of Voting
          Principal Stockholders                     Shares*         Securities
          ----------------------                     -------         ----------


   Brown Simpson Strategic Growth Fund, L.P.         515,902 (2)         1.46%
   152 West 57th Street
   New York, New York  10019

   Transaction Systems Architects, Inc.            2,250,000 (3)         6.22%
   224 South 108th Avenue
   Omaha, Nebraska,  68154

          Officers and Directors,
          ----------------------
   James A. Egide                                  1,510,632 (4)         4.29%
   136 Heber Avenue, Suite 204
   Park City, Utah  84060

   Raymond J. Pittman                              1,870,127             5.32%
   187 Fremont Street
   San Francisco, California 94105

   Kenneth M. Woolley                                      0 (5)            0%
   136 Heber Avenue., Suite 204
   Park City, Utah  84060

   Mitchell L. Edwards                               785,971 (6)         2.21%
   136 Heber Avenue., Suite 204
   Park City, Utah  84060

   Glen Hartman                                       66,667 (7)         0.19%
   136 Heber Avenue, Suite 204
   Park City, Utah  84060

   Donald Marshall                                 1,360,000             3.87%
   Central Street
   Basseterre, St. Kitts, West Indies

   David Hicks                                             0                0%
   Central Street
   Basseterre, St. Kitts, West Indies

   Ken Nagel                                       1,325,000             3.77%
   1499 Gulf to Bay Boulevard
   Clearwater, Florida  33756

   All Directors and Executive Officers            6,918,397            19.41%
   (9 persons)

* Assumes exercise of all exercisable options and warrants held by listed security holders which can be acquired within 60 days from November 30, 1999.

(1) Includes 520,000 shares which Brown Simpson Ltd. may acquire upon exercise of warrants. Does not include Series A Convertible Preferred Stock which is convertible into 444,444 shares of common stock which are not currently convertible.

(2) Includes 280,000 shares which Brown Simpson L.P. may acquire upon exercise of warrants. Does not include Series A Convertible Preferred Stock which is convertible into 355,556 shares of common stock which are not currently convertible.

(3) Includes 1,000,000 shares which Transactions Systems Architects, Inc. may acquire upon exercise of warrants.

(4) Does not include 650,000 shares which Mr. Egide may acquire on exercise of options which are not currently exercisable.

(5) Does not include 125,000 shares which Mr. Woolley may acquire on exercise of options which are not currently exercisable.

(6) Includes 466,971 shares which Mr. Edwards may acquire on exercise of options.

(7) Does not include 125,000 shares which Mr. Hartman may acquire on exercise of options which are not currently exercisable.

The stockholders listed have sole voting and investment power, except as otherwise noted.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer as of June 30, 1999 and to each of the Company's other executive officers whose annual salary and bonus exceeded $100,000.


                              Summary Compensation
                                                                                              Long-Term
                                                     Annual Compensation                     Compensation
                                                      -------------------                     ------------
                                                                                      Other Annual
 Name and Principal            Year Ended            Salary            Bonus         Compensation        Options/SARs
  Position                     June 30                 ($)              ($)              ($)                 (#)
  --------                     -------                 ---              ---              ---                 ---

James A Egide                    1999           $     4,000         $       0                                      0
Director, Chairman,              1998           $         0         $       0                                      0
Chief Executive
Officer

Mitchell L. Edwards              1999           $   169,792         $  70,000                                215,000
Director, Executive              1998           $   150,000         $  25,000                                215,000
Vice President, Chief
Financial Officer

Raymond J. Pittman               1999           $   142,500         $       0                                      0
Director, Senior Vice            1998           $         0         $       0                                      0

Compensation of the executive officers may be increased from time to time as recommended by the compensation committee and approved by the Board of Directors.

Stock Options Granted in Last Fiscal Year

                                                                                Potential Realizable Value
                                                                                  as Assumed Annual Rates
                                                                               of Stock Price Appreciations
                                Individual Grants                                     for Option Term
                                -----------------                                     ---------------
                                   % of Total
                                    Options
                                   Granted to
                     Options       Employees       Exercise       Expiration         5%             10%
      Name         Granted (#)      in 1999         Price           Date             ($)
      ----         -----------      -------         ------          -----            ---
Mitchell L.
Edwards                150,000         9.0%         $5.75         Mar. 2004        $43,125        $86,250

Allan J.
Grosh                  125,000         7.5%         $5.75         Mar. 2004         35,938         71,875

Allan J.
Grosh                  435,000        26.0%          $5.85        Jun. 2004        127,238        254,475
                  ------------   ------------    -----------                      ---------      ----------
      Total            710,000        42.5%                                       $206,301       $412,600
                  ============   ============                                     =========      ==========

Aggregated Option Exercises and Year-End Option Values in Fiscal 1999

         The following table summarizes for each of the named executive officers of the Company the number of stock options, if any, exercised during fiscal 1999, the aggregate dollar value realized upon exercise, the total number of unexercised options held at June 30, 1999 and the aggregate dollar value of in-the-money unexercised options, if any, held at June 30, 1999. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. The value of unexercised, in-the-money options at June 30, 1999 is the difference between its exercise price and the fair market value of the underlying stock on June 30, 1999, which was $5.875 per share based on the closing bid price of the Common Stock on June 30, 1999. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of the Common Stock on the actual date of exercise. There can be no assurance that these values will be realized.

                                                                                         Value of Unexercised
                                                          Number of Unexercised         In-the-Money Options at
                                                            Options at 6/30/99                  6/30/99
                                                            ------------------                  -------
                            Shares
                           Acquired      Value
                              on        Realized
   Name                    Exercised       ($)           Exercisable    Unexercisable   Exercisable    Unexercisable
   ----                    ---------       ---           -----------    -------------   -----------    -------------
Allan J. Grosh                   0      $        0         41,667            518,333   $     5,208       $   21,292
Mitchell L. Edwards        110,308      $  568,388        166,971            100,000   $   371,784       $   12,500


Stock Option Plan

         The Company has adopted the Amended and Restated Incentive Plan (the "Option Plan") to assist the Company in securing and retaining key employees and directors. The Option Plan provides that options to purchase a maximum of
2,500,000 shares of Common Stock may be granted to (i) directors and consultants, and (ii) officers (whether or not a director) or key employees of the Company ("Eligible Employees"). The Option Plan will terminate in 2014 unless sooner terminated by the Board of Directors.

         The Option Plan is administered by a committee (the "Option Committee") currently consisting of the Board of Directors. The total number of options granted in any year to Eligible Employees, the number and selection of Eligible Employees to receive options, the number of options granted to each and the other terms and provisions of such options are wholly within the discretion of the Option Committee, subject to the limitations set forth in the Option Plan. The option exercise price for options granted under the Plan may not be less than 100% of the fair market value of the underlying common stock on the date the option is granted. Options granted under the Option Plan expire upon the earlier of an expiration date fixed by the Option Committee or five years from the date of grant.

         Under the Option Plan, the Company may issue both qualified and non-qualified stock options. As of June 30, 1999, options to purchase 1,778,971 shares of Common Stock were outstanding under the Plan.

Compensation of Directors

         The Company's non-employee Directors are not currently compensated for attendance at Board of Director meetings. Non-employee directors may be granted, on an ad hoc basis, stock options upon being appointed to the Board. The Company may adopt a formal director compensation plan in the future. All of the Directors are reimbursed for their expenses for each Board and committee meeting attended.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and on representations that no other reports were required, the Company has determined that during the last fiscal year all applicable 16(a) filing requirements were met.


                              CERTAIN TRANSACTIONS


         During the year ended June 30, 1994, the Company made cash loans to two officers totaling $46,000, which were settled during the year ended June 30, 1995, except for $1,000 which was settled during the year ended June 30, 1997.

         Prior to July 1, 1994, the Company had borrowed money from certain officers. Additional borrowings of $50,000 and $129,500 were made during the years ended June 30, 1996 and 1995, respectively. Principal payments on these notes were $1,666, $199,500, and $2,152 during the years ended June 30, 1997, 1996 and 1995, respectively. The amounts due on these loans at June 30, 1998, 1997 and 1996 were $0, $0 and $1,666, respectively.

         During the year ended June 30, 1997, the Company negotiated services and equipment purchase agreements with CasinoWorld Holdings, Ltd., Cybergames, Inc., Online Investments, Inc. and Barrons Online, Inc., companies in which Mr. Egide, one of the Company's directors and stockholders has an ownership interest. Under the agreements, the Company provided software development services, and configured hardware and other computer equipment.

         During the year ended June 30, 1999, the Company made a cash loan to an officer in the amount of $56,000, which was settled in full in July 1999.

         In connection with the acquisition of SB.com in June 1999, the Company made cash loans of $500,000 to each of four officers of SB.com. in exchange for promissory notes. The notes accrue interest at a rate of six percent per annum and are due in full June 30, 2001 or sooner if the makers receive proceeds from the sale of Company stock. During the year ended June 30, 1994, the Company made cash loans to two officers totaling $46,000, which were settled during the year ended June 30, 1995, except for $1,000 which was settled during the year ended June 30, 1997.

                          COMPENSATION COMMITTEE REPORT

         The Company's executive compensation policies are administered by the Compensation Committee. The Compensation Committee reviews and determines the compensation of the Company's officers and evaluates management performance, management succession and related matters.

         The compensation policy of the Company is to provide competitive levels of compensation that are influenced by performance, that reward individual achievements, and that enable the Company to attract and retain qualified executives. Compensation consists primarily of annual salary and long-term incentive compensation in the form of stock options. Bonuses are awarded only in circumstances when, in the Compensation Committee's subjective judgment, a particular executive had exceptional performance during the prior year.

         The Compensation Committee believes that Mr. Edwards' contribution to the Company in fiscal 1998 justifies the bonus he received and the stock options he was granted.

         The Compensation Committee:

                  James A. Egide
                  Kenneth M. Woolley
                  Glen Hartman


                                PERFORMANCE GRAPH

         The following chart shows how $100 invested as of June 30, 1995, in shares of the Company's Common Stock would have grown during the two-year period ended June 30, 1999, as a result of changes in the Company's stock price, compared with $100 invested in the Standard & Poor's 500 Stock Index and in the Standard & Poor's Technology 500 Index.

         The Company's Common Stock began to be quoted on the OTC Bulletin Board in January 1995, prior to that time there was no public market for the securities of the Company's predecessor and the Company is not aware of any quotations for its securities during that period.

[Graphic Omitted]

                 Comparison of Four Year Cumulative Total Return

                              Digital Courier Technologies, Inc., S&P 500 Index, and S&P Technology Index

      Company/Index Name              1995            1996             1997            1998              1999
      ------------------              ----            ----             ----            ----              ----
Digital Courier
Technologies                         $100.00         $3,400.00        $800.00        $2,500.00       $1,566.67

S&P 500 Index                         100.00            123.11         162.49           208.14          251.99

S&P Technology                        100.00            118.29         179.06           239.68          394.31

                                 PROPOSAL No. 1
                              ELECTION OF DIRECTORS

         Pursuant to the Articles of Incorporation of the Company, the Board of Directors is to be comprised of not fewer than three members. The term of the directors is to be for a period of one year or until their successors are duly elected and qualified. Accordingly, the directors elected at this meeting will serve until the next annual meeting to be held in 2000, or until their successors are elected and qualified. The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy FOR the election of the nominees for director named below. The nominees are:


  Name of Nominee               Age             Current Position
  ---------------               ---             ----------------
 James A. Egide                 65           Chairman, Chief Executive Officer
 Don Marshall                   40           Director, President
 Kenneth M. Woolley             52           Director
 Glen Hartman                   42           Director
 Thomas Tesmer                  53           Director
 David Hicks                    31           Director
 Kenneth Nagel                  52           Director

         Biographical information regarding the nominees is set forth above under the caption "Directors and Executive Officers."

         Pursuant to the Company's Amended and Restated Certificate of Incorporation, every holder of Common Stock voting for the election of directors is entitled to one vote for each share of Common Stock. A stockholder may vote each share once for one nominee to each of the director positions being filled, and there is no cumulative voting.

         Proxies solicited hereby (other than Proxies in which the vote is withheld as to one or more nominees) will be voted for the candidates standing for election as directors nominated by the Board. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for election of such substitute as the Board may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The Board of Directors unanimously recommends a vote FOR each of the director nominees.

                                 PROPOSAL No. 2

                     APPROVAL OF SECOND AMENDED AND RESTATED
                DIGITAL COURIER TECHNOLOGIES, INC. INCENTIVE PLAN


         The Board of Directors has adopted and recommends that shareholders vote to approve the Second Amended and Restated Digital Courier Technologies, Inc. Incentive Plan (the "Incentive Plan"). The Incentive Plan will, if approved, amend and restate the Amended and Restated Digital Courier Technologies, Inc. Incentive Plan (the "Existing Plan") in its entirety. If the Incentive Plan is not approved, the Existing Plan will remain in effect in its present form. The principal substantive differences between the Incentive Plan and the Existing Plan are the following:

o The Incentive Plan increases the number of shares of Common Stock that may be the subject of Options and Awards from 2,500,000 to 6,000,000; and

o In order to maximize the Board of Directors' flexibility in granting Options and Awards pursuant to the Incentive Plan, the Incentive Plan eliminates the following restrictions contained in the Existing Plan:

                  (i) Restriction capping the aggregate grants of Options and Awards to any Eligible Individual to 350,000 Shares per calendar year;
                  (ii) Restriction limiting the maximum dollar amount that any Eligible Individual may receive during the term of the Existing Plan in respect of Performance Units denominated in dollars to 100% of the aggregate base salary of such Eligible Individual; and
                  (iii) Restriction preventing the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options granted under the Existing Plan become exercisable for the first time by an Optionee during any calendar year from exceeding $1,000,000.

The terms of the Incentive Plan are summarized below. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Incentive Plan, which is attached to this Proxy Statement as Annex I.

General

         The Incentive Plan is intended to promote the interests of the Company and its stockholders by providing directors, officers, employees and others who are expected to contribute to the success of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of the stockholders.

         The Incentive Plan is intended to comply with the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended. In addition, the Incentive Plan may provide performance-based compensation so as to be eligible for compliance with Section 162(m) ("Section 162(m)") which denies a deduction by an employer for certain compensation in excess of $1 million per year paid by a publicly traded corporation to the following individuals who are employed at the end of the employer's taxable year ("Covered Employees"): the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer), for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met.

Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment. Accordingly, if the Incentive Plan is approved by stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the Incentive Plan will not be subject to the deduction limit of Section 162(m).

         Summary of Terms

         The Incentive Plan authorizes an aggregate of 6,000,000 shares of Common Stock that may be subject to awards, subject to adjustment as described below. Such shares may be authorized and unissued shares, treasury shares or shares acquired by the Company for purposes of the Incentive Plan. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the Incentive Plan. In the event that the Compensation Committee of the Board of Directors (the "Committee") determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Optionees, Grantees or participants under the Incentive Plan, then the Committee will make such equitable changes or adjustments as it deems necessary to the aggregate number of shares available under the Incentive Plan, the number of shares subject to each outstanding award, and the exercise price of each outstanding option or stock appreciation right.

         Awards  under  the  Incentive  Plan  may be  made  in the  form  of (i)
Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Stock Appreciation Rights, (iv) Dividend Equivalent Rights, (v) Performance Awards and
(vi) Restricted Stock. Awards may be granted to such directors, officers, employees and others expected to contribute to the long-term success of the Company and its subsidiaries as the Committee shall, in its discretion, select.

         The Incentive Plan will be administered by the Committee which shall, at all times, consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) and a non-employee director within the meaning of Rule 16b-3. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the Incentive Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Incentive Plan.

Awards Under the Plan

         Stock Options. The Committee will determine each option's expiration date; provided, however, that no incentive stock opinion may be exercised more than ten years after the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee, but may be no less than the Fair Market Value of a share of Common Stock on the date of grant. The option exercise price shall be paid, as determined by the Committee in its discretion, in one of the following forms (or any combination thereof): (i) in cash, (ii) authorization for the Company to retain from the total number of Shares as to which the option is exercised that number of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the option is exercised,
(iii) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (iv) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee, (v) any combination of the foregoing methods of payment, or (vi) any other method approved by the Committee.

         Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted in connection with all or any part of, or independently of, any option granted under the Incentive Plan. SARs granted independently of any option will be subject to such terms and conditions as to exercisability, vesting and duration as the Committee may determine. SARs granted in tandem with any stock option will be exercisable only when and to the extent the option to which they relate is exercisable. The grantee of SARs has the right to surrender the SARs and receive from the Company, in cash, an amount equal to the excess of the Fair Market Value of a share of Common Stock over the exercise price of the stock appreciation right for each share of Common Stock in respect of which such SARs are being exercised.

         Dividend Equivalent Rights. Dividend Equivalent Rights ("DERs") entitle the holder to receive all or some portion of the cash dividends that are or would be payable with respect to Shares. DERs may be granted in tandem with an Option or Award, and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related Option or Award. The terms and conditions applicable to each DER shall be specified in the Agreement under which the DER is granted. DERs may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

         Performance Awards. Performance Units and Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon our attainment of specified performance objectives to be expressed by the Committee in terms of earnings per Share, Share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share or market penetration, or any combination of the foregoing (the "Performance Objectives"). The Agreements evidencing the Award of Performance Units or Performance Shares will set forth the terms and conditions thereof including those applicable in the event of the Grantee's termination of employment.

         Performance Units may be denominated in dollars or in Shares, and payments in respect of Performance Units will be made in cash, Shares, Shares of Restricted Stock or any combination of the foregoing, as determined by the Committee. Payments in respect of vested Performance Units will be made after the last day of the time period specified by the Committee (the "Performance Cycle") to which the Award relates, unless the Award Agreement provides for deferred payment. Performance Units vest when and to the extent the Performance Objectives are satisfied for the Performance Cycle.

         The Committee shall provide, at the time an Award of Performance Shares is made, the time at which the actual Performance Shares represented by such Award shall be issued to Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require. At the discretion of the Committee, Performance Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. The Committee may determine whether the Grantee shall have, upon delivery of the Performance Shares to the escrow agent, all of the rights of a stockholder with respect to such Shares, including the right to vote and to receive dividends. Until any restrictions upon the Performance Shares shall have lapsed, such Performance Shares may not be transferred in any manner, nor may they be delivered to the Grantee. Restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determined at the time an Award is granted.

         At the time the Award of Performance Shares is granted, the Committee may determine that the payment to the Grantee of dividends declared or paid on the Performance Shares represented by such Award which have been issued us to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by us for the account of the Grantee until such time. The Committee may determine whether deferred dividends are to be reinvested in Shares or held in cash and, if held in cash, whether to pay interest on the account and the rate of such interest. Payment of such deferred dividends shall be made upon the lapsing of restrictions on the Performance Shares, and any dividends deferred in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

         Upon the lapse of the restrictions on Performance Shares, the Committee shall cause a stock certificate to be delivered to the Grantee, free of all restrictions under the Incentive Plan. The Committee may modify or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them, but no such modification may adversely alter the Award without the Grantee's consent.
         Restricted Stock. The Committee will determine the terms of each Restricted Stock Award at the time of grant, including the price, if any, to be paid by the Grantee for the Restricted Stock, the restrictions placed on the Restricted Stock, and the time or times when the restrictions will lapse. In addition, at the time of grant, the Committee, in its discretion, may decide:
(i) whether any dividends declared or paid on the Restricted Stock by us will be paid to Grantee or will be held for the account of the Grantee until the restrictions imposed on the Restricted Stock lapse, (ii) whether any deferred dividends will be reinvested in additional Shares or held in cash, (iii) whether interest will be accrued on any deferred dividends held in cash and (iv) whether any stock dividends paid will be subject to the restrictions applicable to the Restricted Stock Award. Payment of deferred dividends in respect of Restricted Stock will be made upon the lapsing of the applicable restrictions. Dividends deferred in respect of Restricted Stock shall be forfeited upon forfeiture of such Restricted Stock.

         Restricted Stock shall be issued in the name of the Grantee after the Award is granted, provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of the Restricted Stock. Unless the Committee provides otherwise in the Agreement, the Grantee shall have all of the rights of a stockholder with respect to Restricted Stock, including the right to vote and to receive dividends. Restricted Stock may not be transferred in any manner, nor delivered to the Grantee, until all restrictions upon the Restricted Stock have lapsed. Unless otherwise provided at the time of grant, the restrictions on the Restricted Stock will lapse upon a Change in Control. Upon the lapse of the restrictions on the Restricted Stock, the Committee shall cause a stock certificate representing such Restricted Stock to be delivered to the Grantee, free of all restrictions under the Incentive Plan. The Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Restricted Stock (to the extent the restrictions on such Restricted Stock have not yet lapsed) and grant new Awards in substitution for them.

Amendment of Incentive Plan and Change in Control

         The Board may suspend, discontinue, revise, terminate or amend the Incentive Plan at any time; provided, however, that stockholder approval will be obtained if and to the extent that the Board deems it appropriate to satisfy
Section 162(m).

         In the event of a Change in Control (as defined in the Plan), all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to us for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the fair market value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value (as defined in the Plan) of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the fair market value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or a portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, us is terminated by us following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

         In the event of a Change in Control of Digital Courier, all SARs become immediately and fully exercisable. In addition, to the extent set forth in a particular SAR Agreement, a Grantee may receive cash or Shares with a value equal to the excess, if any, of (A) the greater of (1) the fair market value, on the date preceding the exercise, of the Shares subject to the SAR exercise and
(2) the Adjusted Fair Market Value of the Shares on such date of such Shares over (B) the fair market value, on the date the SAR was granted, of the Shares subject to the SAR exercised. If a Grantee's employment with us is terminated by us following a Change in Control, SARs held by the Grantee that were exercisable on the date of termination shall remain exercisable for a period ending not before the earlier of (i) the first anniversary of the termination or (ii) the expiration date of the SAR.

         In the event of a Change in Control, unless otherwise determined by the Committee, all Performance Units will vest and the Grantee shall be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement. With respect to Performance Shares, unless otherwise determined by the Committee, restrictions shall lapse immediately on all Performance Shares. The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

         In the event of a Change in Control, unless otherwise determined by the Committee at the time of the grant of an Award of Restricted Stock, the restrictions placed upon the Restricted Stock shall lapse.

         Notwithstanding the foregoing or anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquiror of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

Plan Benefits

         The Company cannot now determine the exact number of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock to be granted in the future to the executive officers named under the "Executive Compensation--Summary Compensation Table" below, to all current executive officers as a group, or to all employees (including executive officers). See "Executive Compensation--Options Granted in Last Fiscal Year" below for the number of options granted under the Stock Option Plan to the executive officers named in the Summary Compensation Table for the year ended June 30, 1999.

Certain Federal Income Tax Consequences

         The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

         Non-Qualified Stock Options. An Optionee will not recognize any taxable income upon the grant of a Non-Qualified Stock Option. The Company will not be entitled to a tax deduction with respect to the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the excess of the Fair Market Value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the Optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The Optionee's tax basis for the Common Stock received pursuant to the exercise of a Non-Qualified Stock Option will equal the sum of the compensation income recognized and the exercise price.

         In the event of a sale of Common Stock received upon the exercise of a Non-Qualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

         Incentive Stock Options. An Optionee will not recognize any taxable income at the time of grant or timely exercise of an Incentive Stock Option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an Incentive Stock Option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the Incentive Stock Option is not exercised or if the Optionee subsequently engages in a "disqualifying disposition," as described below.

         A sale or exchange by an Optionee of shares acquired upon the exercise of an Incentive Stock Option more than one year after the transfer of the shares to such Optionee and more than two years after the date of grant of the Incentive Stock Option will result in any difference between the net sale proceeds and the exercise price being treated a long-term capital gain (or loss) to the Optionee. If such sale or exchange takes place within two years after the date of grant of the Incentive Stock Option or within one year from the date of transfer of the Incentive Stock Option shares to the Optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the Fair Market Value of the shares at the time of exercise of the Incentive Stock Option and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the Optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

         Stock Appreciation Rights and Dividend Equivalents. Upon the exercise of a SAR and/or the payment of Dividend Equivalents, the recipient will recognize ordinary compensation income in the amount of both the cash and the fair market value of the Shares received upon the exercise of the SAR or the payment of the Dividend Equivalent, and we will be entitled to a corresponding deduction. In the event a recipient receives Shares upon the exercise of the SAR or the payment of the Dividend Equivalent, any Shares so acquired will have a tax basis equal to their fair market value on the date of such exercise or payment, and the holding period of the shares will commence on the day following that date. Upon a subsequent sale of such Shares, any appreciation or depreciation after the exercise date generally will be taxed as a capital gain or loss and will be long-term capital gain or loss if the holding period for such Shares is more than one (1) year.

         Performance Shares and Performance Units. Generally, a Grantee will not recognize any taxable income and we will not be entitled to a deduction upon the award of Performance Shares or Performance Units. At the time the Grantee receives the distribution of Shares or cash in respect of the Performance Shares or the Performance Units, the fair market value of Shares or the amount of any cash received in payment for such Awards generally is taxable to the Grantee as ordinary income and, subject to our deduction limitation under Section 162(m) of the Code, may be deducted by us.

         Restricted Stock. The recipient of an award of Restricted Stock will not recognize any income upon the receipt of Restrict Stock unless the recipient elects under Section 83(b) of the Code to recognize ordinary income in an amount equal to the fair market value of the Restricted Stock at the time of receipt. Such election must be make in writing to the Internal Revenue Service within thirty (30) days of receipt of the award of Restricted Stock. If the election is made, the recipient will not be allowed a deduction for amounts subsequently required to be returned to Digital Courier. If the election is not made, the recipient will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock are subject are removed, in an amount equal to the fair market value of such Shares on such date, less any amount paid for such Shares. At the time the recipient recognizes ordinary income, subject to applicable reporting and withholding requirements, we will generally be entitled to a deduction in the same amount.

         Upon the subsequent sale or other disposition of any Restricted Stock with respect to which the recipient has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the recipient will realize capital gain or loss in an amount equal to the difference between the amount realized on the sale or other disposition of the Restricted Stock and the recipient's basis in such Shares.


         For the reasons stated herein, the Board of Directors unanimously recommends that stockholders vote FOR approval of the AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL No. 3

              APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED
                  CERTIFICATE TO CHANGE THE NAME OF THE COMPANY


General

         The Board of Directors has determined that it would be in our best interests to change our name from Digital Courier Technologies, Inc. to Digital Commerce Technologies, Inc. The new name would better reflect our current business and future direction as we focus on enabling commerce in the digital world. The new name would, at the same time, be similar enough to be recognized by those familiar with our current name. In addition, we could retain our stock symbol on Nasdaq National Market System as DCTI.

Vote Required

         Approval of the amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "DIGITAL COMMERCE TECHNOLOGIES, INC."

                                 PROPOSAL No. 4
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected Arthur Andersen LLP as the independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1999. A member of such firm is expected to be present at the Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

         If the stockholders of the Company do not ratify the selection of Arthur Andersen LLP, or if such firm should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Board of
Directors or the Audit Committee will appoint other independent public accountants.

         Ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants will require the affirmative vote of a majority of the Common Stock present and properly voting at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE
SELECTION  OF  ARTHUR   ANDERSEN  LLP  AS  THE  COMPANY'S   INDEPENDENT   PUBLIC
ACCOUNTANTS.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals to be presented at the 2000 Annual Meeting of Stockholders must be received at the Company's executive offices at 136 Heber Avenue, Suite 204, P.O. Box 8000, Park City, UT, 84060, addressed to the attention of the Secretary, by June 5, 2000 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to such meeting.


                                  ANNUAL REPORT

         The Annual Report of the Company for the year ended June 30, 1998 is being mailed to the stockholders of the Company along with this Proxy Statement. The Annual Report contains the Company's Annual Report for the year ended June 30, 1998, including the financial statements and management's discussion and analysis of such financial statements and the report thereon of Arthur Andersen LLP.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

                          SECOND AMENDED AND RESTATED

                       DIGITAL COURIER TECHNOLOGIES, INC.

                                 INCENTIVE PLAN

              (formerly the DataMark Holding, Inc. Incentive Plan)

                           SECOND AMENDED AND RESTATED
                       DIGITAL COURIER TECHNOLOGIES, INC.
                                 INCENTIVE PLAN

1. Background and Purpose. Effective September 30, 1994, DataMark Holding, Inc., now Digital Courier Technologies, Inc. (the "Company") established the Omnibus Stock Option Plan (the "Original Plan") for employees and consultants. Effective October 17, 1997, the Original Plan was amended and restated, subject to stockholder approval, to provide a more flexible, long-term incentive plan. Effective November 21, 1997, the stockholders of the Company approved the first Amended and Restated Incentive Plan. Effective ________ __, 1999, the stockholders approved this Second Amended and Restated Incentive Plan to eliminate certain restrictions contained in the first Amended and Restated Incentive Plan. The Original Plan, as amended and restated, is hereinafter referred to as the "Plan."

         The purpose of this Plan is to strengthen the Company, by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries long-term incentives for high levels of performance and consistent efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

2.       Definitions.   For purposes of the Plan:

         2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the sixty (60) day period ending on the date of a Change in Control.

         2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

         2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

         2.5 "Board" means the Board of Directors of the Company.

         2.6 "Cause" shall mean:

         (a) for purposes of Section 6.4, (i) a willful act which constitutes gross misconduct or fraud and which is materially injurious to the Company or
(ii) conviction of, or plea of "guilty" or "no contest" to, a felony; and

         (b) in all other cases, either (1) the definition set forth in the employment agreement between the Optionee or Grantee, or in absence thereof,
(2)(i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of dudes, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

         2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         2.8 "Change in Control" shall mean the occurrence during the term of the Plan of any of the following events:

                  (1) An acquisition (other than directly from the Company or pursuant to options granted under this Plan or otherwise by the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has 'Beneficial Ownership' (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as defined below) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (H) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (B) the Company or any Company Subsidiary, or (C) any Person in connection with a "Non-Control Transaction" (as defined below);

                  (2) The individuals who, as of September 1, 1997, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (3)      Approval by stockholders of the Company of:

                          (A)  A   merger,   consolidation   or   reorganization
involving the Company, unless

                                (i) the stockholders of the Company  immediately
before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                               (ii) the  individuals  who  were  members  of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and

                              (iii) no Person  (other  than the  Company  or any
Company Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Company's Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

A transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction; "

                           (B) A  complete  liquidation  or  dissolution  of the
Company; or

                           (C) An agreement for the sale or other disposition of
all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary).

                  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person;

provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

          2.9       "Code" means the Internal Revenue Code of 1986, as amended.

          2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

          2.11      "Company" means Digital Courier Technologies, Inc.

          2.12      "Director" means a director of the Company.

          2.13      "Director  Option"  means  an  Option  granted  pursuant  to
                    Section 6.

          2.14      "Disability" means:

                  (a) in the case of an  Optionee  or Grantee  whose  employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability," the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                  (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

          2.16 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

          2.17 "Eligible Director" means a director of the Company who is not an employee of the Company or any subsidiary thereof.

          2.18 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

          2.19 "Employee Option" means an Option granted pursuant to Section 5.

          2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.21 "Fair Market Value" on any date means the closing sales price for a Share on such dam on the NASDAQ Small Cap Market or such other stock exchange or quotation system determined by the Company to be the primary market for the Shares or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

          2.22 "Grantee" means a person to whom an Award has been granted under the Plan.

          2.23 "Incentive   Stock  Option"  means  an  Option    satisfying  the
requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.24 "Nonemployee Director" means a director of the Company who is a 'nonemployee director' within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          2.25 "Nonqualified  Stock  Option"   means an  Option  which is not an
Incentive Stock Option.

          2.26 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

          2.27 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.28 "Outside Director" means a director of the Company who is an 'outside director' within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          2.29 "Parent"  means any   corporation  which is a parent  corporation
(within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.30 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

          2.31  "Performance  Cycle"  means  the time  period  specified  by the
Committee  at  the  time  Performance   Awards  are  granted  during  which  the
performance of the Company, a Subsidiary or a Division will be measured.

          2.32 "Performance  Objectives"  has  the  meaning  set  forth  in
Section 11.

          2.33 "Performance  Shares" means Shares issued or   transferred  to an
Eligible Individual under Section 11.

          2.34 "Performance  Units"  means  Performance  Units  granted   to  an
Eligible Individual under Section 11.

          2.35 "Plan" means the Digital Courier Technologies, Inc. Incentive Plan, as amended and restated from time to time.

          2.36 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a 'pooling of interests' under generally accepted accounting principles.

          2.37 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

          2.38 "Shares" means the Common Stock of the Company, $.0001 par value.

          2.39 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

          2.40 "Subsidiary"    means  any  corporation  which  is  a  subsidiary
corporation (within the meaning of Section 424M of the Code) with respect to the Company.

          2.41 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.42 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          2.43 "Termination of Employment" means the later of (i) a severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer of the Company.

3.        Administration.
          ---------------

          3.1 The Committee. The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall, keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all, of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder. Notwithstanding the foregoing, the Committee shall have no discretion, power or authority with respect to Director Options granted pursuant to Section 6 to Eligible Directors. The grant of Director Options to Eligible Directors shall be administered by the entire Board, which shall have the power and authority to grant Director Options to Eligible Directors, on such terms and conditions as they may determine, in their sole discretion, consistent with the provisions of Section 6.

          3.2 The Committee Powers. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                  (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                  (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                  (c) to  construe  and  interpret  the Plan and the Options and
Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest. therein;

                  (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                  (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                  (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.        Stock Subject to the Plan.
          --------------------------
          4.1 Maximum Shares. The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 6,000,000 (inclusive of all grants made prior to the amendment and restatement of this Plan; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan; and provided, further, that during the term of the Plan the maximum dollar amount that any Eligible Individual may receive in respect of Performance Units denominated in dollars may not exceed 100% of the aggregate base salary of such Eligible Individual. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2 Adjustments to Shares. Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                  (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                  (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (H) the Fair Market Value of a Share on the date the Performance Unit is granted.

          4.3 Effect of Expiration, Cancellation or Termination. Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5.        Option Grants for Eligible Individuals.
          ---------------------------------------

          5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have fall and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

          5.2 Purchase Price. The purchase price (which may be not less than 80% of the Fair Market Value on the date of grant) or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

          5.5  Modification.   No  modification  of  an  Employee  Option  shall
adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

6.        Option Grants for Eligible Directors.
          -------------------------------------

          6.1     Grant of Options to Eligible Directors.

                  (a) Upon the conclusion of each regular annual meeting of the Company's stockholders, each incumbent Eligible Director who will continue serving as a member of the Board thereafter may receive a grant of a Nonqualified Stock Option for such number of Shares as the Board shall determine in its sole discretion; provided, however, that such grant shall not be made in any calendar year in which the same individual receives an Option under (b) below.

                  (b) New Eligible Directors may receive a one-time grant of a Nonqualified Stock Option for a number of Shares as determined in the sole discretion of the Board from time to time. Such Option, if any, shall be granted on the date when such Eligible Director first joins the Board of Directors of the Company.

          6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Director Option shall be determined by the Board and set forth in the Agreement; provided, however, that the purchase price per Share under each Director Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

          6.3 Maximum Duration. Director Options granted hereunder shall be for such term as the Board shall determine, but in no event shall the term exceed ten years. The Board may, subsequent to the granting of any Director Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          6.4 Vesting. Subject to Section 7.4, each Director Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Board and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Nonemployee Stock Option expires. The Board may accelerate the exercisability of any Director Option or portion thereof at any time.

          6.5 Modification. No modification of a Director Option shall adversely alter or impair any rights or obligations under the Director Option without the Optionee's consent.

7.        Terms and Conditions Applicable to All Options.
          -----------------------------------------------

          7.1 Transferability. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee, only by the Optionee. Other Options or Awards shall not be transferable except to the extent provided in the Option or Award Agreement.

          7.2 Method of Exercise.

                  (a) The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash; (ii) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised;

(iii) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes; (iv) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee; (v) any combination of the foregoing methods of payment; or (vi) any other method approved by the Committee. Any Shares transferred to the. Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the trading day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  (b) If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the exercise price of such Option, an Optionee may, instead of exercising an Option as provided in Section 7.2(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee in its sole discretion may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof, provided, however, that any Share shall be distributed based upon its Fair Market Value as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.2(b).

          7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately vested and exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the

Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company is terminated by the Company following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

8. Stock Appreciation Rights. The Committee may in its discretion, either alone or in. connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

                8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                8.2 Stock Appreciation Right Related to an Option.

                  (a) Subject to Section 8.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                  (b) Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  (c) Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

         8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

         8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee. only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

         8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

         8.6 Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully vested and exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company is terminated by the Company following a Change in Control each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

9. Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

10.      Restricted Stock.
         ------------------
         10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

         10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         10.3 Non-Transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

         10.4     Lapse of Restrictions.

                  (a) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                  (b) Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

         10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Award of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11.      Performance Awards.
         -------------------

         11.1     Performance Objectives.

                  (a) Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety
(90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remains, substantially uncertain.

                  (b) Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

         11.2     Performance Units.

                  (a) The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units shall be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in
Section 11.2(c) of the specified dollar amount or a percentage (which may be more than 100%) thereof depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                  (b) Subject to Sections 11.l(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                  (c) Payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11 .4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

         11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                  (a) The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  (b) Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                  (c) Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                  (d) At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                  (e) Upon the lapse of the restrictions on Performance Shares awarded the Committee shall cause a stock certificate to be delivered to the Grantee, free of all restrictions hereunder.

         11.4     Effect  of  Change  in  Control.  In the  event of a Change in
Control:

                  (a) With respect to Performance Units, unless otherwise determined by the Committee, the Grantee shall (i) become vested in all Performance Units and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

                  (b) With respect to Performance Shares, unless otherwise determined by the Committee, restrictions shall lapse immediately on all Performance Shares.

                  (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

         11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

12.      Effect of a Termination of Employment: Forfeiture Provision.
         -------------------------------------------------------------
         12.1 Termination of Employment. An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee. However, in absence of an employment agreement, the following shall apply:

                   (a) The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or

Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

                   (b) Unless otherwise determined by the Committee at the time of grant (and set forth in the Option Agreement) or at a later date, except in the case of death and Disability as provided in paragraphs 12(c) and 12(d) below, if an Optionee of an Employee Option granted under the Plan has a Termination of Employment with the Company or a Subsidiary, any unexercised Employee Option held by such Optionee shall expire ninety (90) days after the Optionee has a Termination of Employment for any reason other than a termination for Cause or a Voluntary Termination (as defined below), and such Employee Option may only be exercised by the Optionee or his Beneficiary to the extent that the Employee Option or a portion thereof was exercisable on the date of Termination of Employment; provided, however, no Employee Option may be exercised after the expiration date specified for the particular Employee Option in the Employee Option grant. If the Optionee's Termination of Employment arises as a result of a termination for Cause or a Voluntary Termination, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options held by such Optionee shall terminate and expire concurrently with the Optionee's Termination of Employment. A "Voluntary Termination" shall mean the voluntary Termination of Employment by an Optionee prior to five years of total Service (as defined below) as an employee with the Company and its Subsidiaries. "Service" shall mean total of years for which the Optionee, prior to or after first becoming an Optionee, has 1,000 hours of service as an employee or otherwise with, or has served as a director or officer of, the Company or a Subsidiary.

                    (c) Unless otherwise determined by the Committee at the time of grant (and set forth in the Option Agreement) or at a later date, if an Optionee dies while still employed by the Company, the shares which the Optionee was entitled to exercise on the date of the Optionee's death under an Option or Options granted under the Plan may be exercised at any time after the Optionee's death by the Optionee's beneficiary; provided, however, that no Option may be exercised after the earlier of. (i) one (1) year after the Optionee's death or
(ii) the expiration date specified for the particular Option in the Option Agreement.

                    (d) Unless otherwise determined by the Committee at the time of grant (and set forth in the Option Agreement) or at a later date, if an Optionee becomes disabled within the meaning of Section 2.14 hereof, any unexercised Employee Option held by such disabled Optionee shall expire one (1) year after the Optionee has a Termination of Employment because of such Disability and such Option may only be exercised by the Optionee or his Beneficiary to the extent that the Employee Option or a portion thereof was exercisable on the dam of Termination of Employment because of such Disability; provided, however, no Employee Option may be exercised after the expiration date specified for the particular Employee Option in the Employee Option grant.

         12.2 Forfeiture Provisions. The Committee may, in its sole discretion, include in the' terms of any Option or Award provisions providing for (i) the termination of an Option or Award, (ii) forfeiture of the gain on any Option exercises or realized pursuant to any Award, (iii) the right of the Company to repurchase any Shares acquired pursuant to an Option or Award, or (iv) forfeiture of shares of Stock acquired pursuant to an Award (and any gain realized on the sale of the Shares is subject to repayment to the Company), if an Optionee or Grantee engages in any activity during the Optionee's or Grantee's employment and such period thereafter as may be determined by the Board, in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to (i) conduct related to the Optionee's or Grantee's employment for which either criminal or civil penalties may be sought, (H) the commission of an act of fraud or intentional misrepresentation, (iii) embezzlement or misappropriation or conversion of assets or opportunities of the Company, (iv) accepting employment with or serving as a consultant, adviser or in any other capacity to an employer that is in competition with or acting against the interest of the Company, (v) disclosing or misusing any confidential or proprietary information of the Company, or (vi) participating in a hostile takeover attempt of the Company. The Committee may condition any grant on the potential Optionee's or Grantee's agreement to such terms and conditions.

13.      Adjustment Upon Changes in Capitalization.
         ------------------------------------------

                   (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan,
(iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

                   (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                   (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14. Effect of Certain Transactions. Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

15. Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                   (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                   (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

16. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

17. Effective Date, Termination and Amendment of the Plan. The effective date of this Plan shall be the date the Plan is adopted by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

          No new Awards under the Plan shall be granted after the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the

Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

18. Non-Exclusivity of The Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                   (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                  (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                 (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

                  (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.


20.      Regulations and Other Approvals; Governing Law.
         ------------------------------------------------
         20.1 Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

         20.2 Applicable Laws. The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         20.3 Rules and Regulations. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

         20.4 Securities Regulations. Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         20.5 Restrictions on Shares. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

21.      Miscellaneous.
         --------------

         21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

         21.2     Withholding of Taxes.

                  (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                  (b) If an Optionee makes a disposition,  within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         21.3 Options Granted under Original Plan. The amendment and restatement of the Original Plan shall not, unless required by law, impair the rights of an Optionee with respect to any Option granted prior to the effective date of the amendment and restatement of the Original Plan without the consent of such Optionee, and, to the extent of any such impairment, the terms of the Original Plan, prior to its amendment and restatement shall continue to apply to such Option. The terms of the Plan shall not apply to any Option granted prior to the Effective Date to the extent such amendment and restatement would cause an Incentive Stock Option Agreement not to qualify under Section 422 of the Code or would result in the Company having to recognize an expense for financial reporting purposes as a result of such change or amendment, unless otherwise agreed to by the Company and the Optionee. Such Options shall continue to be governed by the terms of the Original Plan.